U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 23, 2004


                            Provo International, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

      001-15673                               13-3950283
---------------------              ---------------------------------
(Commission File No.)              (IRS Employer Identification No.)



                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965
                                 (845) 623-8553
                   (Address and telephone number of principal
                    executive offices and place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         REGULATION FD DISCLOSURE

                  Provo International, Inc. (the "Company") (formerly Frontline Communications Corp) announced that there will be a delay in filing its quarterly report on Form 10-QSB for the period ended September 30, 2004. On November 15, 2004 the Company retained a new firm as the Company's Independent Registered Public Accounting Firm. Subsequent to the Company filing its quarterly report on Form 10-QSB for the quarter ended June 30, 2004, the Company's former Independent Registered Public Accounting Firm advised the Company that they did not complete their review of the Form 10-QSB. Therefore, the new firm will review Form 10-QSB for the quarters ended June 30, 2004 and September 30, 2004. Because of the time required for the new firm to complete the review of two quarters, there will be a delay in the filing of Form 10-QSB for the quarter ended September 30, 2004. The Company anticipates completing all its filings in accordance with a plan it has submitted to the American Exchange to bring the Company back into compliance with the Exchange's listing standards prior to December 16, 2004. There can be no assurance that the Company's plan will be accepted by the Exchange.

         The Company estimates that its results of operations for the three months ended September 30, 2004 as reflected in its statement of operations to be included in its Form 10-QSB for the quarter ended September 30, 2004 will reflect a loss available to common shareholders of $738,391 compared to a net loss of $216,485 for the corresponding period in 2003. For the nine months ended September 30, 2004, the registrant expects to report a loss available to common shareholders of $1,128,903 compared to a net loss of $754,168 for the corresponding period in 2003.

Item 9.01               Financial Statements and Exhibits
         ( c )          Exhibits

99.1      Copy of Press Release of November 23, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2004


                                    Provo International, Inc.

                                    By: /s/ Stephen J. Cole-Hatchard
                                    --------------------------------
                                    Stephen J. Cole-Hatchard, CEO



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